EXHIBIT 10.23

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT.  CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Google Inc. 1600 Amphitheatre Parkway Mountain View, CA 94043 Tel: (650) 623-4000 Fax:(650) 618-2678	Google Services Agreement ORDER FORM	Google SPD Rep: *** Google SPD Director: *** Google Sales Engineer: *** Google Legal Contact: ***

CUSTOMER (FULL LEGAL NAME): MIVA, Inc.		GSA Effective Date: December 27, 2006	NDA Effective Date: ***
	Corporate Contact Information:	Billing Contact Information:	Legal Notices to:
Attention:	***	***	***
Title:	***	***	***
Address, City, State, Postal Code, Country:	143 Varick Street, New York, NY 10013	5220 Summerlin Commons Blvd, Ft. Myers, FL 33907	5220 Summerlin Commons Blvd, Ft. Myers, FL 33907
Phone:	***	***	***
Fax:	***	***	***
Email:	***	***	***
Technical Contact:	***	***	***
Customer Wire Transfer Info (if applicable): ***		D&B DUNS Number: ***	VAT/Tax Number: ***
Order Form Effective Date: January 1, 2009		Initial Services Term: ***

SEARCH SERVICES

SEARCH SERVICES	Search Fees	Safe Search (Check if applicable)	Language Restrict (Check if applicable)	Country/Location Restrict (Check if applicable)
☒ WebSearch Services ***	***	☐ SafeSearch ☐ High ☐ Medium ☐ Off	☐ If checked, specify languages:	☐ If checked, specify country:

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

ADSENSE SERVICES

ADSENSE FOR SEARCH (“AFS”)	Customer’s AFS Revenue Share Percentage (%)	AFS Deduction Percentage (%)	Specifications

☒ AdSense for Search ***	***	***	***

Optional AdSense for Search Features: (check the applicable boxes)	☐ AdSafe Level: ☐ High ☐ Medium ☐ Low ☐ Off ☐ Adult Only

To Be Completed By Google Finance

Customer PO #: ☐ Credit Check Complete	Currency: ☒ US Dollar ☐ Japanese Yen ☐ Other:

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

GSA Order Form Terms and Conditions

1.              Incorporation of Google Services Agreement.  This Order Form, including the terms and conditions hereunder, shall be governed by and incorporates by reference the Google Services Agreement between Google and Customer with the GSA Effective Date set forth in the Cover Page of this Order Form (the “GSA”).  If any terms of this Order Form conflict with the terms of the GSA, the terms of this Order Form shall control.  The GSA and this Order Form together comprise the “Agreement.”

2.              Services Term.  The term of this Order Form shall commence on the Order Form Effective Date and shall continue for the period of the Initial Services Term stated above, unless earlier terminated as provided in this Agreement.  For purposes of this Agreement, the term of any renewal hereunder is referred to as the “Renewal Term,” and the Initial Services Term, together with the Renewal Term, if any, may also be referred to as the “Services Term.”

3.              Defined Terms.  The following capitalized terms shall have the meanings set forth below.  Capitalized terms used but not defined in this Order Form shall have the meanings stated in the GSA.

GENERAL

3.1.                “Above-the-fold” means that portion of an Internet browser that is visible to any End User at a minimum resolution of 800 by 600 pixels without scrolling within the applicable Web page, as viewed through an Internet browser application considered among the top two (2) most widely used from time to time.

3.2.                “Ads” or “Advertising Results” means advertisements served by Google hereunder.

3.3.                “Client Application” means any application, plug-in, helper, component or other executable code that runs on user’s computer; examples of Client Applications include those that provide instant messaging, chat, email, data, file viewing, media playing, file sharing, games, internet navigation, search and other services.  A “WebSearch Client Application” or “AFS Client Application” means those Customer Client Applications that have been approved by Google to access the WebSearch or AFS Services, respectively, either as reflected on the Cover Page(s) of this Order Form or as otherwise approved by Google in writing from time to time during the Services Term.  ***

3.4.                “Client ID” means a unique alphanumeric code provided to and used by Customer as specified by Google for purposes of identifying each query or request.  Google may assign and modify the number of Client IDs for each Service from time to time.  Customer will use Client IDs as instructed by Google, and will provide such information to Google as Google may reasonably request with respect to the use and application of any Client IDs.

3.5.                “Customer’s Technical Contact” means the technical employee of Customer designated on the Cover Page of this Order Form.

3.6.                “End Users” of a particular Site or Client Application means individual, human end users who visit or use the applicable Site or Client Application.

3.7.                “Order Form Effective Date” means the date designated as such on the Cover Page of this Order Form.

3.8.                “Results Page” means a Web page on which Google search and/or advertising results provided under this Agreement are displayed.

3.9.                “Search Results” means the search results provided by Google through any search Service ordered by Customer, if any, under this Order Form.

3.10.         “Site(s)” means the WebSearch Site(s) and AFS Site(s).  The “WebSearch Site(s)” and “AFS Site(s)” are those Web sites located at the URLs identified as such on the Cover Page(s) of this Order

[***] = Confidential treatment requested and the redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

Form, as the same may be amended from time to time as permitted herein.  The list of WebSearch Site(s) and AFS Site(s) may be updated from time to time subject to Google’s prior written consent.

3.11.         ***

3.12.         ***

3.13.         “Valid IP Addresses” means those Internet protocol addresses provided by Customer and approved by Google prior to implementation of the applicable Services.  The list of Valid IP Addresses may be modified by Customer upon forty-eight (48) hours notice to Google via the online Google Administration Console located at http://www.google.com/adsense/premium-login, or such other URL as may be updated by Google from time to time.

ADSENSE FOR SEARCH

3.14.         “AFS Ads” means the advertisements provided by Google to Customer under this Agreement through Google’s AFS Service.

3.15.         “AFS Deduction” ***

3.16.         “AFS Percentage” means the percentage set forth under the title “Customer’s AFS Revenue Share Percentage” in the AdSense for Search Table on the Cover Page(s) of this Order Form.

3.17.         “AFS Protocol” means the protocol provided by Google for accessing the AFS Services, as such protocol may be updated by Google from time to time.

3.18.         “AFS Query” means a query sent to Google by Customer to be processed by Google’s AFS Service.

3.19.         “AFS Results Set” means the set of AFS Ads transmitted by Google to Customer in response to an AFS Query.

3.20.         “AFS Revenues” for any period during the Services Term means ad revenues that are recognized by Google in accordance with GAAP in such period and attributed to AFS Ads displayed on the AFS Site in such period in accordance with the requirements of this Agreement.

3.21.         “AFS Service” means Google’s AdSense for Search Service.

3.22.         “Net AFS Revenues” for any period means AFS Revenues for such period MINUS the AFS Deduction for such period.

WEBSEARCH

3.23.         “WebSearch Box” ***

3.24.         “WebSearch Query” means a query sent to Google by Customer to be processed by Google’s WebSearch Service.

3.25.         “WebSearch Protocol” means the protocol provided by Google for accessing the WebSearch Services, as such protocol may be updated by Google from time to time.

3.26.         “WebSearch Results” means WebSearch search results provided by Google through its WebSearch Service.

3.27.         “WebSearch Results Set” means the set of WebSearch Results (not to exceed ten (10) individual results) transmitted by Google to Customer in response to a WebSearch Query.

3.28.         “WebSearch Service” means Google’s WebSearch Service.

4.              WebSearch Services.

4.1.                Scope of WebSearch Services.  If selected on the Cover Page(s) of this Order Form, during the Services Term and subject to the terms and conditions of this Agreement, Google will provide Customer with

[***] = Confidential treatment requested and the redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

WebSearch Results through its WebSearch Service for display on the WebSearch Sites as permitted herein.  ***

4.2.                Implementation of WebSearch Services.  Unless otherwise agreed to by Google in writing, Customer shall implement the WebSearch Services in a manner that:  (a) conforms to the WebSearch Specifications set forth in the Cover Page(s) of this Order Form, if any; (b) conforms to Google’s brand treatment guidelines for WebSearch as updated by Google from time to time, the current version of which is located at http://www.google.com/wssynd/02brand.html; (c) conforms to the screenshots and specifications set forth in Exhibit A attached hereto; and (d) otherwise complies with the technical and implementation requirements provided by Google from time to time, including those instructions contained in the documentation setting forth the WebSearch Protocol.  Without limiting the foregoing, Customer acknowledges and agrees to the following:

(a)                      Search Boxes and Queries.  ***

(b)                     Operation of WebSearch Services.  Customer will ensure that each WebSearch Query will (a) be from a list of Valid IP Addresses approved by Google for the WebSearch Services; (b) contain a Client ID approved by Google for the WebSearch Services; and (c) include End User IP address and user agent information.  Upon Google’s receipt of a WebSearch Query, Google will transmit a WebSearch Results Set, to the extent available, via Google’s network interface in accordance with the WebSearch Protocol.  Customer shall then display, in each instance, the entire WebSearch Results Set that corresponds to such WebSearch Query on the applicable WebSearch Site in the manner contemplated by this Agreement, without editing, filtering, reordering, truncating, adding content to or otherwise modifying such WebSearch Results Set.

(c)                      Labeling, Branding and Attribution.  ***

4.3.                License to WebSearch Protocol.  Google grants to Customer a limited, nonexclusive and non-sublicensable license during the Services Term to use the WebSearch Protocol solely for the purpose of transmitting WebSearch Queries and other required information and receiving WebSearch Results Sets solely to the extent permitted hereunder.  Except to the limited extent expressly provided in this Agreement, Google does not grant, and Customer shall not acquire, any right, title or interest (including, without limitation, any implied license) in or to any Google Intellectual Property Rights; and all rights not expressly granted herein are reserved to Google.

5.              AdSense for Search Services.

5.1.                Scope of AdSense for Search Services.  If selected on the Cover Page(s) of this Order Form, during the Services Term and subject to the terms and conditions of this Agreement, Google will provide Customer with AFS Ads through its AFS Service for display on the AFS Sites as permitted herein.  ***

5.2.                Implementation of AFS Services.  Unless otherwise agreed to by Google in writing, Customer shall implement the AFS Services in a manner that:  (a) conforms to the AFS Specifications set forth in the Cover Page(s) of this Order Form, if any; (b) conforms to Google’s brand treatment guidelines for AFS Services as updated by Google from time to time, the current version of which is located at http://www.google.com/wssynd/02brand.html; (c) conforms to the screenshots and specifications set forth in Exhibit A attached hereto; and (d) otherwise complies with the technical and implementation requirements provided by Google from time to time, including those instructions contained in the documentation setting forth the AFS Protocol.  Without limiting the foregoing, Customer acknowledges and agrees to the following:

(a)                      AFS Queries.  ***

(b)                     Operation of AFS Services.  Customer will ensure that each AFS Query will (a) be from a list of Valid IP Addresses approved by Google for the AFS Services; (b) contain a Client ID approved by Google for the AFS Services; (c) include End User IP address and user agent information; and (d) request no fewer than the minimum number of AFS Ads per AFS Results Page stated in the Cover Page(s) of this Order Form.  Upon Google’s receipt of an AFS Query, Google will transmit an AFS Results Set, to the extent available, via Google’s network interface in accordance with the AFS Protocol.  Customer shall then display, in each instance, the entire AFS Results Set that corresponds to such AFS Query on the applicable AFS Site in the manner contemplated by this Agreement, without editing, filtering, reordering, truncating, adding content to or otherwise modifying such AFS Results Set.

[***] = Confidential treatment requested and the redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

(c)                      Labeling, Branding and Attribution.  Customer shall unambiguously mark each AFS Ad, or each cluster or grouping of AFS Ads, as a “Sponsored Link” or “Sponsored Links,” as the case may be, unless otherwise instructed or agreed by Google.  In any event, Google reserves approval authority to ensure that AFS Ads are labeled in a manner so as to sufficiently distinguish them from search results.

5.3.                License to AFS Protocol.  Google grants to Customer a limited, nonexclusive and non-sublicensable license during the Services Term to use the AFS Protocol solely for the purpose of transmitting AFS Queries and other required information and receiving AFS Result Sets, as applicable, solely to the extent permitted hereunder.  Except to the limited extent expressly provided in this Agreement, Google does not grant, and Customer shall not acquire, any right, title or interest (including, without limitation, any implied license) in or to any Google Intellectual Property Rights; and all rights not expressly granted herein are reserved to Google.

6.              Client Application.  Customer’s Client Applications set forth in the Cover Page(s) of this Order Form are subject to approval by Google for purposes of sending WebSearch / AFS Queries to resolve to approved Results Pages on the WebSearch / AFS Sites provided that, at all times during the Services Term, Customer, and Customer’s Client Application(s), will comply with Google’s Client Application Guidelines, the current form of which is attached hereto as Exhibit B, as such Guidelines may be updated by Google from time to time and generally applied to Google customers generally.  ***

7.              Site and Customer Client Application Modifications.  ***

8.              Toolbars.

8.1.      ***

8.2.      ***

9.              Filters.

9.1.                General.  Certain Services may contain filtering capability, such as SafeSearch, Country Restrict, Language Restrict, AdSafe and other filters.  Notwithstanding anything to the contrary, if Customer elects to enable any such filters, Customer expressly acknowledges and agrees (a) it is Customer’s responsibility to enable such features in accordance with the instructions provided by Google in the applicable Service protocol, and (b) that Google cannot and does not make any representation, warranty or covenant that all results will be limited to results elected by enabling such filter(s).  For example, but without limiting the foregoing, if Customer elects SafeSearch, Country Restrict, Language Restrict and/or AdSafe, Google cannot and does not make any representation, warranty or covenant that all results will be limited to the countries or languages selected or that all objectionable results will be prevented.

9.2.                URL Blocking.  During the Services Term, Google will use commercially reasonable efforts to exclude from Ads served under this Agreement Ads that contain the URLs set forth in Exhibit C attached hereto (which as of the Order Form Effective Date has no URLs listed).  ***

10.       Updates.  If Google updates its technical or implementation specifications (including, without limitation, by way of updating the applicable Service protocol or by way of requiring changes to the look and feel, content and targeting methodology of Ads) from time to time as contemplated herein, Customer shall implement such updates or modifications as soon as reasonably practical, but in any event within fifteen (15) days of the date it receives notice thereof.

11.       Notice of System Changes.  Customer will provide Google with fourteen (14) days’ advance notice of any change in the code or serving technology used to display Google Advertising Results and/or Search Results (e.g., a change in the advertising serving technology used) that could reasonably be expected to have the potential to adversely affect the delivery or display of Google search or advertising results as required by this Agreement (it being understood that notice will in no event relieve Customer of its obligations to display Search and Advertising Results as required hereunder).

12.       Optimization.  The parties agree to consult in good faith from time to time with the objective of optimizing the performance of Ads served under this Agreement.

13.       Technical Support.   Subject to the terms and conditions of this Agreement, during the Services Term Google shall provide technical support services to Customer in accordance with Google’s support guidelines

[***] = Confidential treatment requested and the redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

then in effect for the Services ordered herein.  Prior to making any support request to Google, Customer shall first use reasonable efforts to fix any error, bug, malfunction, or network connectivity defect on its own without any escalation to Google.   Thereafter, Customer’s Technical Contact may submit a written request for technical support via email to the applicable Google alias set forth below, or such other email address that Google may provide from time to time.  Customer shall provide support services to End Users at its own expense.

• syndication-support@google.com

14.       ***

15.       Fees and Payment Terms.

15.1.         WebSearch Services.   ***

15.2.         AdSense for Search.  ***

15.3.         Non-Qualifying Ads.  ***

15.4.         Methods of Payment.

(a)                                  Payments to Google.  All payments due to Google shall be in the currency specified in this Order Form.  Any charges for converting foreign currency shall be the responsibility of Customer and shall be invoiced accordingly.   If paid in US dollars, payments to Google shall be made preferably via wire transfer with the following instructions: ***

If paid in US dollars and not wired to Google, payment shall be made by check for receipt by Google at the address specified on the Cover Page of this Order Form (or such other address as Google may provide Customer in writing from time to time for such purpose) on or before the payment due date.   If payment is made in any other currency, payment shall be made by wire pursuant to the wire instructions specified below on this Order Form (or if no applicable wire instructions are specified, payment shall be made using the US wire transfer instructions above).  ***

(b)                                 Payments to Customer.  Payments to Customer (if by wire transfer) shall be made pursuant to the wire transfer instructions specified on this Order Form.   ***

16.                   ***

17.                   Authority to Bind.  Each of Customer’s and Google’s signatory to this Order Form represents and warrants that he or she has the power and authority to accept and bind Customer and Google, as the case may be, to the terms of this Order Form.

[SIGNATURES ON NEXT PAGE]

[***] = Confidential treatment requested and the redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

This Order Form may be executed in counterparts, including facsimile counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

Google: GOOGLE INC.		Customer: MIVA, INC.

By:	/s/ Sanjay Kapoor	By:	/s/ Peter Corrao

Print Name: Sanjay Kapoor		Print Name: Peter Corrao

Title: Sr. Director, Strategic Partnerships		Title: President & CEO

Date: 11/10/2008		Date: 11/10/08

[***] = Confidential treatment requested and the redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.